UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

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SK Growth Opportunities Corporation
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION, DATED february 28, 2025

LETTER TO SHAREHOLDERS OF SK GROWTH OPPORTUNITIES CORPORATION

228 Park Avenue S #96693
New York, NY 10003

Dear SK Growth Opportunities Corporation Shareholder:

You are cordially invited to attend an extraordinary general meeting of SK Growth Opportunities Corporation, a Cayman Islands exempted company (“SK Growth”), which will be held on            , 2025, at            p.m., Eastern Time, electronically at https://www.cstproxy.com/ (the “Shareholder Meeting”). For the purposes of the amended and restated memorandum and articles of association of SK Growth, the physical place of the meeting will be at Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304. However, in order to facilitate access for our shareholders, the Shareholder Meeting will also be held in virtual meeting format and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website.

You can participate in the Shareholder Meeting and vote by visiting https://www.cstproxy.com/. The attached Notice of the Shareholder Meeting and proxy statement describe the business SK Growth will conduct at the Shareholder Meeting (unless SK Growth determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about SK Growth that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated            , 2025, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by special resolution, SK Growth’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to extend the date by which SK Growth has to consummate a business combination (the “Extension Amendment”) from March 31, 2025 to June 22, 2025 (the “Extended Termination Date”), or such earlier date as SK Growth’s board of directors (the “Board”) may approve in accordance with the Memorandum and Articles of Association (the “Extension Amendment Proposal”);

2.      Proposal No. 2 — Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated June 23, 2022, as amended on September 27, 2024, by and between SK Growth and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to extend the date on which Continental must liquidate the trust account (the “Trust Account”) established in connection with SK Growth’s initial public offering if SK Growth has not completed its initial business combination, from March 31, 2025 to June 22, 2025 or such earlier date as the Board may approve (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”). A copy of the proposed Trust Amendment is set forth in Annex A to the accompanying proxy statement; and

3.      Proposal No. 3 — Adjournment Proposal — To adjourn, by ordinary resolution, the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”), and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), in the capital of SK Growth represented (either in person, virtually or by proxy) to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”), in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow SK Growth additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.

The Memorandum and Articles of Association provide that SK Growth has until March 31, 2025 (or such earlier date as the Board may approve) to complete its initial business combination (the “Termination Date”). As previously disclosed in the Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2024 and December 6, 2024 (the “Form 8-Ks”), SK Growth entered into a Business Combination Agreement (as amended by the Amendment to Business Combination Agreement, dated December 5, 2024, and as it may be further amended or supplemented from time to time) (the “Business Combination Agreement”) with Webull Corporation, an exempted company incorporated under the laws of the Cayman Islands (“Webull”) and other parties thereto. Based on the ongoing engagement with regulatory authorities, SK Growth anticipates there is a possibility that the Business Combination with Webull will not be completed by the Termination Date.

The Board has determined that it is in the best interests of SK Growth to seek an extension of the Termination Date in order to allow SK Growth additional time and opportunity to clear regulatory approval and complete the Business Combination, and has proposed that SK Growth’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate a Business Combination. SK Growth believes that there is a possibility that SK Growth will not be able to complete a Business Combination with Webull on or before the Termination Date. If the Extension Amendment is not approved, SK Growth would be precluded from completing a Business Combination and would be forced to liquidate.

SK Growth reserves the right at any time to cancel the Shareholder Meeting (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely) and not to submit to its shareholders the Extension Amendment Proposal and the Trust Amendment Proposal. In the event the Shareholder Meeting is cancelled (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely), and SK Growth is unable to complete the Business Combination on or before the Termination Date, SK Growth will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Under the Memorandum and Articles of Association, the holders of the Class A Ordinary Shares, issued as part of the units sold in SK Growth’s initial public offering may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds (the “Redemption”) held in the Trust Account. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of the Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if SK Growth does not complete a Business Combination by the Extended Termination Date.

On the Record Date (as defined below), the redemption price per share was approximately $            , based on the aggregate amount on deposit in the Trust Account of approximately $             as of the Record Date, divided by the total number of then outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq Stock Market LLC on the Record Date was $            . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising Redemption rights would result in a public shareholder receiving approximately $             [more/less] per share than if the shares were sold in the open market. SK Growth cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. SK Growth believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if SK Growth does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and a Business Combination is not completed on or before the Termination Date, SK Growth will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any and less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of SK Growth’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to SK Growth’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds of such members of the company as, being entitled to do so, vote in person or by proxy at a general meeting, and includes a unanimous written resolution.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy who are entitled to vote and thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a majority of the members of the company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. The Adjournment Proposal will only be put forth for a vote if: either (i) there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal at the Shareholder Meeting, or (ii) the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Trust Amendment Proposal.

The Board has fixed the close of business on March     , 2025 (the “Record Date”) as the date for determining SK Growth’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

SK Growth believes that it is in the best interests of SK Growth’s shareholders that SK Growth obtain the Extension Amendment if needed. After careful consideration of all relevant factors, including the terms and conditions of the Business Combination Agreement, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of SK Growth and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds of such members of the company as, being entitled to do so, vote in person or by proxy at a general meeting, and includes a unanimous written resolution. Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a majority of the members of the company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. Accordingly, if you fail to vote in person, virtually or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person (which includes attending virtually), the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person (which includes attending virtually), you may withdraw your proxy and vote in person (which includes attending virtually).

You are not being asked to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for the extraordinary general meeting to consider a Business Combination, you will be entitled to vote on such Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event such Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Termination Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO SK GROWTH’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER OR DELIVER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE ((IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, SK Growth urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of SK Growth Opportunities Corporation

Richard Chin
Chief Executive Officer

SK GROWTH OPPORTUNITIES CORPORATION
228 Park Avenue S #96693
New York, NY 10003

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SK GROWTH OPPORTUNITIES CORPORATION

TO BE HELD ON             , 2025

To the Shareholders of SK Growth Opportunities Corporation:

NOTICE IS GIVEN that an extraordinary general meeting of the shareholders of SK Growth Opportunities Corporation, a Cayman Islands exempted company (“SK Growth”), will be held on March             , 2025, at p.m., Eastern Time, electronically at https://www.cstproxy.com/ (the “Shareholder Meeting”). For the purposes of the amended and restated memorandum and articles of association of SK Growth, the physical place of the meeting will be at Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304. However, in order to facilitate access for our shareholders, the Shareholder Meeting will be held in virtual meeting format and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting and vote via live webcast by visiting https://www.cstproxy.com/. If you would like to present a proposal for including in our proxy statement and for consideration at this Shareholder Meeting, you should do so in writing in a timely manner. For a shareholder proposal to be considered for inclusion in our proxy statement for this Shareholder Meeting, we must receive the written proposal at our principal executive offices not later than March 5, 2025, which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the Shareholder Meeting. In addition, your proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals should be submitted to the Company at its office located at 228 Park Avenue S #96693, New York, New York, attention: Richard Chin, Chief Executive Officer.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on: (A) an extension amendment proposal to amend, by special resolution, SK Growth’s amended and restated memorandum and articles of association (as amended, the “Memorandum and Articles of Association”) to extend the date by which SK Growth has to consummate a business combination (the “Extension Amendment”) from March 31, 2025 to June 22, 2025, or such earlier date as SK Growth’s board of directors (the “Board”) may approve in accordance with the Memorandum and Articles of Association, (the “Extended Termination Date”) (the “Extension Amendment Proposal”); (B) a trust amendment proposal to amend the Investment Management Trust Agreement, dated June 23, 2022, as amended on September 27, 2024, by and between SK Growth and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to extend the date on which Continental must liquidate the trust account established in connection with SK Growth’s initial public offering if SK Growth has not completed its initial business combination, from March 31, 2025 to June 22, 2025 or such earlier date as the Board may approve (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”) and (C) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient SK Growth ordinary shares represented (either in person, virtually or by proxy) to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or (ii) the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”) (unless SK Growth determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated             , 2025 and is first being mailed to shareholders on or about that date.

The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.      Proposal No. 1 — The Extension Amendment Proposal — RESOLVED, as a special resolution that:

a)      the first sentence of Article 49.7 of SK Growth’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination before June 22, 2025, or such earlier date as the Board of Directors may approve in accordance with the Articles, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

b)      Article 49.8(a) of SK Growth’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination before June 22, 2025, or such earlier date as the Board of Directors may approve in accordance with the Articles, or such later time as the Members may approve in accordance with the Articles; or”

2.      Proposal No. 2 — Trust Amendment Proposal — RESOLVED, to amend the Investment Management Trust Agreement, dated June 23, 2022, as amended on September 27, 2024, by and between SK Growth and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to extend the date on which Continental must liquidate the trust account established in connection with SK Growth’s initial public offering if SK Growth has not completed its initial business combination, from March 31, 2025 to June 22, 2025 or such earlier date as the board of directors of SK Growth may approve, or such later time as the shareholders may approve. A copy of the proposed Trust Amendment is set forth in Annex A to the accompanying proxy statement.

3.      Proposal No. 3 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of SK Growth represented (either in person or by proxy) to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or (ii) the board of directors of SK Growth determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow SK Growth additional time to complete an initial business combination (a “Business Combination”. You are not being asked to vote on a Business Combination at this time.

The Memorandum and Articles of Association provide that SK Growth has until March 31, 2025 (or such earlier date as the Board may approve) to complete its initial business combination. As previously disclosed in the Form 8-Ks, SK Growth entered into a Business Combination Agreement with Webull and other parties thereto. Based on the ongoing engagement with regulatory authorities, SK Growth anticipates there is a possibility that the Business Combination with Webull will not be completed by the Termination Date.

The Board has determined that it is in the best interests of SK Growth to seek an extension of the Termination Date in order to allow SK Growth additional time and opportunity to clear regulatory approval and complete the Business Combination, and has proposed that SK Growth’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate a Business Combination.

SK Growth believes that there is a possibility that SK Growth will not be able to complete a Business Combination with Webull on or before the Termination Date. If the Extension Amendment is not approved, SK Growth would be precluded from completing a Business Combination and would be forced to liquidate.

SK Growth reserves the right at any time to cancel the Shareholder Meeting (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely) and not to submit to its shareholders the Extension Amendment Proposal and the Trust Amendment Proposal. In the event the Shareholder Meeting is cancelled (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely), and SK Growth is unable to complete the Business Combination on or before the Termination Date, SK Growth will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of SK Growth and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Memorandum and Articles of Association, if the Extension Amendment is approved, the holders of SK Growth’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”), issued as part of the units sold in SK Growth’s initial public offering (the “initial public offering”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds (the “Redemption”) held in SK Growth’s trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if SK Growth does not complete a Business Combination by the Extended Termination Date.

Subject to applicable securities laws (including with respect to material nonpublic information), SK Growth and the Sponsor may enter into arrangements with a limited number of public shareholders pursuant to which such shareholders would agree not to redeem their Public Shares in connection with the approval of the Extension Amendment Proposal. The Sponsor may provide such shareholders either Class B Ordinary Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements. The purpose of such transactions would be to increase the likelihood of otherwise limiting the number of Public Shares electing to redeem.

On the Record Date (as defined below), the redemption price per share was approximately $            , based on the aggregate amount on deposit in the Trust Account of approximately $             as of the Record Date, divided by the total number of then outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq Stock Market LLC on the Record Date was $            . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising Redemption rights would result in a public shareholder receiving approximately $             [more/less] per share than if the shares were sold in the open market. SK Growth cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. SK Growth believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if SK Growth does not complete a Business Combination on or before the Termination Date.

Approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment. The Adjournment Proposal is not conditioned upon the approval of the Extension Amendment Proposal or the Trust Amendment Proposal. SK Growth cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $             that was in the Trust Account as of the Record Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and the Business Combination is not completed on or before the Termination Date, SK Growth will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any and less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of SK Growth’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to SK Growth’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO SK GROWTH’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds of such members of the company as, being entitled to do so, vote in person or by proxy at a general meeting, and includes a unanimous written resolution.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy who are entitled to vote and vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a majority of the members of the company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. The Adjournment Proposal will only be put forth for a vote if either: (i) there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal at the Shareholder Meeting, or (ii) the Board determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Trust Amendment Proposal.

Record holders of Ordinary Shares at the close of business on March     , 2025 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 9,732,960 issued and outstanding Class A Ordinary Shares and 5,240,000 issued and outstanding Class B Ordinary Shares. SK Growth’s warrants do not have voting rights.

SK Growth’s officers, directors and initial shareholders, including the Sponsor, Speaker John Boehner, Martin Payne and Michael Noonen (collectively, the “SK Growth Initial Shareholders”), intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, SK Growth’s officers, directors and the SK Growth Initial Shareholders hold 35.0% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to approval of SK Growth’s officers, directors and the SK Growth Initial Shareholders, approval of: (i) the Extension Amendment Proposal will require the affirmative vote of at least 4,741,974 Class A Ordinary Shares held by public shareholders (or approximately 48.7% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional affirmative vote is required from public shareholders holding Class A Ordinary Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) each of the Trust Amendment Proposal and the Adjournment Proposal will require the affirmative vote of 2,246,481 Class A Ordinary Shares held by public shareholders (or approximately 23.1% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional affirmative vote is required from public shareholders holding Class A Ordinary Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

This proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, SK Growth urges you to read this material carefully and vote your shares.

This proxy statement is dated             , 2025 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of SK Growth Opportunities Corporation

Richard Chin
Chief Executive Officer
, 2025

i

SK GROWTH OPPORTUNITIES CORPORATION
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON            , 2025

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of SK Growth Opportunities Corporation, a Cayman Islands exempted company (“SK Growth”, “we”, “us” or “our”), to be held at p.m., Eastern Time, on            , 2025 (the “Shareholder Meeting”), at the office of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304 and as a virtual meeting, or at such other time and on such other date to which the meeting may be adjourned or postponed.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of SK Growth with respect to, among other things, SK Growth’s capital resources and results of operations. Likewise, SK Growth’s financial statements and all of SK Growth’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect SK Growth’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. SK Growth does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        the ability of SK Growth and Webull (as defined below) to complete the Business Combination (as defined below);

•        the anticipated timing of the Business Combination;

•        the expected benefits of the Business Combination;

•        the combined company’s financial and business performance following the Business Combination, including financial projections and business metrics;

•        the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of SK Growth; and

•        the use of funds not held in the Trust Account (as defined below) or available to SK Growth from interest income on the Trust Account balance.

While forward-looking statements reflect SK Growth’s good faith beliefs, they are not guarantees of future performance. SK Growth disclaims all obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause SK Growth’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in SK Growth’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 29, 2024, SK Growth’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, as filed with the SEC on May 15, 2024, SK Growth’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as filed with the SEC on August 14, 2024, and SK Growth’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, as filed with the SEC on November 13, 2024, and in other reports SK Growth files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to SK Growth (or to third parties making the forward-looking statements).

RISK FACTORS

In addition to the below risk factor, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 29, 2024, any subsequent Quarterly Report on Form 10-Q filed with the SEC on May 15, 2024, August 14, 2024, and November 13, 2024, and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We may not be able to complete an initial business combination since such initial business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”) or may be ultimately prohibited.

Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on-among other factors-the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

For so long as SK retains a material ownership interest in us, we may be deemed a “foreign person” under the regulations relating to CFIUS. As such, an initial business combination with a U.S. business or foreign business with U.S. subsidiaries that we may wish to pursue may be subject to CFIUS review. If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, delay or prevent us from pursuing certain target companies that we believe would otherwise be beneficial to us and our shareholders. In addition, certain federally licensed businesses may be subject to rules or regulations that limit foreign ownership.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required under our amended and restated memorandum and certificate of incorporation, including as a result of extended regulatory review of a potential initial business combination, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment. Additionally, the warrants will be worthless.

We may not have sufficient funds to consummate the Business Combination.

As of December 31, 2024, we had US$169,659 of cash held outside the Trust Account. If we are required to seek additional capital, it may need to borrow funds from the Sponsor, directors, officers, their affiliates or other third parties to operate or may be forced to liquidate. We believe that the funds available to it outside of the Trust Account, together with funds available from loans from Sponsor, its affiliates or members of our management team will be sufficient to allow it to operate for at least the period ending on June 22, 2025; however, we cannot assure you that our estimate is accurate, and the Sponsor, directors, officers and their affiliates are under no obligation to advance funds to us in such circumstances.

The Business Combination may be completed even though material adverse effects may result from the announcement of the Business Combination, industry-wide changes and other causes.

In general, either We or Webull can refuse to complete the Business Combination if there is a material adverse effect affecting the other party between the signing date of the Business Combination Agreement and the planned closing. However, certain types of changes do not permit either party to refuse to complete the Business Combination, even if such change could be said to have a material adverse effect on Webull, including, among others, the following events (except, in some cases, where the change has a disproportionate effect on a party):

(a)     any change in applicable laws or U.S. GAAP or any interpretation thereof following the date of the Business Combination Agreement;

(b)    any change in interest rates or economic business or financial market conditions generally;

(c)     the taking or refraining from taking of any action expressly required to be taken or refrained from being taken under the Business Combination Agreement;

(d)    any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), epidemic or pandemic (including any COVID-19 measures or any change in such COVID-19 measures or interpretations following the date of the Business Combination Agreement), acts of nature or change in climate;

(e)     any acts of terrorism or war, the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions, riots or insurrections;

(f)     any failure in and of itself of Webull and any of its subsidiaries to meet any projections or forecasts (provided, however, that this exception shall not prevent or otherwise affect a determination that any change, effect or development underlying such change has resulted in or contributed to a Company Material Adverse Effect (as defined in the Business Combination Agreement));

(g)    any event, state of facts, development, change, circumstance, occurrence or effect generally applicable to the industries or markets in which Webull or any of its subsidiaries operate;

(h)    any action taken by, or at the written request of, us;

(i)     the announcement of the Business Combination Agreement and the Merger (as defined below) and each of the other transactions contemplated under the Business Combination Agreement and related agreements, including any termination of, reduction in or similar adverse impact (but in each case only to the extent attributable to such announcement or consummation) on Webull’s and its subsidiaries’ relationships, contractual or otherwise, with any governmental authority, third parties or other person;

(j)     any matter set forth on, or deemed to be incorporated in the Company Disclosure Letter (as defined in the Business Combination Agreement);

(k)    any event, state of facts, development, change, circumstance, occurrence or effect that is cured by Webull prior to the Closing; or

(l)     any worsening of the event, state of facts, development, change, circumstance, occurrence or effect referred to in (a), (b), (d), (e), (g) or (j) above to the extent existing as of the date of the Business Combination Agreement.

Furthermore, We or Webull may waive the occurrence of a material adverse effect affecting the other party. If a material adverse effect occurs and the parties still complete the Business Combination, Webull’s share price may suffer.

The Business Combination remains subject to conditions that we cannot control and if such conditions are not satisfied or waived, the Business Combination may not be consummated.

The Business Combination is subject to a number of conditions. There are no assurances that all conditions to the Business Combination will be satisfied or that the conditions will be satisfied in the time frame expected. If the conditions to the Business Combination are not met (and are not waived, to the extent waivable), then either we or Webull may, subject to the terms and conditions of the Business Combination Agreement, terminate the Business Combination Agreement or amend the termination date upon which either we or Webull may terminate the Business Combination Agreement.

There is no guarantee that a shareholder’s decision whether to redeem its Public Shares for a pro rata portion of the Trust Account will put the shareholder in a better future economic position.

There is no assurance as to the price at which a shareholder may be able to sell its Public Shares (or the ordinary shares of Webull received in exchange therefor) in the future following the completion of the Business Combination or any alternative business combination. Certain events following the consummation of any initial business combination, including the Business Combination, may cause an increase in the share price, and may result in a lower value realized now than a shareholder might realize in the future had the shareholder not redeemed its Public Shares. Similarly, if a shareholder does not redeem its Public Shares, the shareholder will bear the risk of ownership of the ordinary shares of Webull after the consummation of the Business Combination, and there can be no assurance that a shareholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement. A shareholder should consult the shareholder’s tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.

If we do not complete a business combination within 36-months of our initial public offering, our securities will be suspended from trading and delisted from Nasdaq.

Nasdaq Listing Rule IM-5101-2(b) (the “Rule”) requires that we complete a business combination no later than 36 months after our initial public offering, which is June 23, 2025, and Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement to complete a business combination in the Rule. If we do not complete our business combination by June 23, 2025, our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq if we are unable to obtain an exception or extension from Nasdaq. In addition, while we may appeal the suspension and delisting, a Nasdaq hearings panel will have no discretion in allowing us to remain listed and may only reverse the Nasdaq’s staff’s determination if it finds it made a factual error applying the Rule. One of the closing conditions for the Business Combination is that the ordinary shares of the post-closing company to be issued in connection with the Business Combination must be approved for listing on Nasdaq.

Once our securities are delisted, our securities would likely trade on the OTC market, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. If this were to occur, we would face significant material adverse consequences, including:

•        we may no longer be attractive as a merger partner once our securities are no longer listed on an exchange, which would significantly hinder our ability to complete a business combination;

•        a limited availability of market quotations for our securities;

•        a determination that our securities are a “penny stock,” which will require brokers trading in the securities to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the securities;

•        reduced liquidity for our securities;

•        a limited amount of news and analyst coverage in the future;

•        institutional investors losing interest in our securities; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

Because we would no longer be listed on Nasdaq, our securities would no longer be considered to be “covered securities” under the National Securities Markets Improvement Act of 1996, and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination, which may make it more difficult and costly to complete a business combination. In addition, our shareholders could be prohibited from trading in our securities absent our registration in the state where such shareholder lives. To date we have not registered our securities in any state, and do not currently plan to do so. This may make it difficult or impossible for our shareholders to trade in our securities.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to SK Growth shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on            , 2025, at p.m., Eastern Time electronically at https://www.cstproxy.com/. For the purposes of the Memorandum and Articles of Association of SK Growth, the physical place of the meeting will be at Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304. However, in order to facilitate access for our shareholders, the Shareholder Meeting will be held in virtual meeting format and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting and vote via live webcast by visiting https://www.cstproxy.com/.

Q:     Why am I receiving this proxy statement?

A:     SK Growth is a blank check company incorporated as a Cayman Islands exempted company on December 8, 2021. SK Growth was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Following the closing of SK Growth’s initial public offering on June 28, 2022 (the “initial public offering”), including the partial exercise of the underwriters’ over-allotment on July 18, 2022, an amount of approximately $214,840,000 ($10.25 per unit offered in the initial public offering (the “Units”)) from the net proceeds of the sale of the Units in the initial public offering, the sale of the private placement warrants (the “Private Placement Warrants”) to Auxo Capital Managers LLC (the “Sponsor”) and the proceeds from the overfunding loan provided by the Sponsor (the “Overfunding Loan”) were placed in a trust account established at the consummation of the initial public offering that holds the proceeds of the initial public offering (the “Trust Account”).

Like most blank check companies, SK Growth’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”), sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before March 31, 2025 (the “Termination Date”).

As previously disclosed in the Form 8-Ks, SK Growth entered into a Business Combination Agreement with Webull, Merger Sub I and Merger Sub II, pursuant to which Merger Sub I will merge with and into SK Growth (the “First Merger”), with SK Growth surviving the First Merger as a wholly-owned subsidiary of Webull (such company, as the surviving entity of the First Merger, “Surviving Entity”), and immediately thereafter and as part of the same overall transaction, SK Growth (as the surviving entity of the First Merger) will merge with and into Merger Sub II (the “Second Merger,” together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly-owned subsidiary of Webull (such company, as the surviving entity of the Second Merger, the “Surviving Company”) (collectively, the “Business Combination”). Based on the ongoing engagement with regulatory authorities, SK Growth anticipates there is a possibility that the Business Combination with Webull will not be completed by the Termination Date.

Without the Extension Amendment (as defined below), SK Growth believes that SK Growth might not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. SK Growth believes that it is in the best interests of SK Growth’s shareholders to continue SK Growth’s existence until June 22, 2025, or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association, in order to allow SK Growth additional time and opportunity to clear regulatory approval and complete the Business Combination and is therefore holding this Shareholder Meeting.

Q:     When and where will the Shareholder Meeting be held?

A:     The Shareholder Meeting will be held on            , 2025, at p.m., Eastern Time, electronically at https://www.cstproxy.com/. For the purposes of the Memorandum and Articles of Association, the physical place of the meeting will be at Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304. However, in order to facilitate access for our shareholders, the Shareholder Meeting will be held in virtual meeting format and there is no requirement to attend the Shareholder Meeting in person.

Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting and vote via live webcast by visiting https://www.cstproxy.com/.

Q:     How do I vote?

A:     If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”), on March     , 2025, the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided or by internet prior to the Shareholder Meeting at            , until 11:59 p.m. Eastern Time on            , 2025 (have your proxy card in hand when you visit the website and follow the prompts to vote your shares).

If you are a holder of record of the Ordinary Shares, including those shares held as a constituent part of our units, you may vote virtually at the Shareholder Meeting or by submitting a proxy for the Shareholder Meeting. Whether or not you plan to attend the Shareholder Meeting virtually, SK Growth urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Shareholder Meeting and vote virtually if you have already voted by proxy.

If your shares, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the holder of record, you may not vote your shares virtually at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/ and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:     How do I attend the virtual Shareholder Meeting?

A:     If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting            , 2025 at p.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to internet, you can listen only to the meeting by dialing (or if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q:     What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:     SK Growth shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by special resolution, the Memorandum and Articles of Association to extend the date by which SK Growth has to consummate a business combination (the “Extension Amendment”) from March 31, 2025 to June 22, 2025 (the “Extended Termination Date”), or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association (the “Extension Amendment Proposal”);

2.      Proposal No. 2 — Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated June 23, 2022, as amended on September 27, 2024, by and between SK Growth and Continental (the “Trust Agreement”), to extend the date on which Continental must liquidate the Trust Account if SK Growth has not completed a Business Combination, from March 31, 2025 to June 22, 2025 or such earlier date as the Board may approve (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”). A copy of the proposed Trust Amendment is set forth in Annex A to this proxy statement; and

3.      Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) or to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or (ii) the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal” and “Proposal No. 3 — The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of SK Growth and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of SK Growth and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Certain Interests of SK Growth’s Directors, Officers and Others in the Extension Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal — Certain Interests of SK Growth’s Directors, Officers and Others in the Trust Amendment Proposal” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

You are not being asked to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the extraordinary general meeting to consider a Business Combination, you will be entitled to vote on such Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Termination Date.

Q:     Are the proposals conditioned on one another?

A:     Approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment. The Adjournment Proposal is not conditioned upon the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

If the Extension Amendment is approved and one or more SK Growth shareholders elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in Trust Account (the “Redemption”), SK Growth will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for SK Growth’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Shares in connection with a Business Combination.

Q:     Why is SK Growth proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:     The Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow SK Growth additional time and opportunity to clear regulatory approval and complete the Business Combination. The purpose of the Trust Amendment Proposal is to amend the Trust Agreement in the form set forth in Annex A to extend the date on which Continental must liquidate the Trust Account if SK Growth has not completed a Business Combination, from March 31, 2025 to June 22, 2025 or such earlier date as the Board may approve.

As previously disclosed in the Form 8-Ks, SK Growth entered into a Business Combination Agreement with Webull and other parties thereto. Based on the ongoing engagement with regulatory authorities, SK Growth anticipates there is a possibility that the Business Combination with Webull will not be completed by the Termination Date.

SK Growth believes that there is a possibility that SK Growth will not be able to complete a Business Combination on or before the Termination Date. If the Extension Amendment is not approved, SK Growth would be forced to liquidate.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved by SK Growth’s shareholders, SK Growth may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment. If the Adjournment Proposal is not approved by SK Growth’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event that there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to approve the Extension Amendment Proposal and the Trust Amendment Proposal. SK Growth reserves the right at any time to cancel the Shareholder Meeting (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely) and not to submit to its shareholders the Extension Amendment Proposal and the Trust Amendment Proposal. In the event the Shareholder Meeting is cancelled (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely), and SK Growth is unable to complete the Business Combination on or before the Termination Date, SK Growth will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Q:     Why is SK Growth proposing to extend the Termination Date to June 22, 2025?

A:     Nasdaq Listing Rule IM-5101-2(b) (the “Rule”) requires that we complete a business combination within 36 months of our initial public offering. Additionally, effective October 7, 2024, Nasdaq amended Rule 5815 to allow for the immediate suspension and delisting of companies that fail to meet this 36-month requirement. Since our IPO registration statement was declared effective on June 23, 2022, we must complete a business combination by June 23, 2025, to remain in compliance. Any extension beyond this date would violate the Rule as currently in effect. We believe that extending the Termination Date to June 22, 2025, will provide additional time to secure regulatory approvals and complete the Business Combination with Webull while ensuring compliance with Nasdaq’s requirements. If we were to extend beyond June 23, 2025, Nasdaq may determine that we remain in non-compliance, which could result in the suspension and delisting of our securities.

Q:     What constitutes a quorum?

A:     A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person, virtually or by proxy, of shareholders holding one-third of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not count as votes cast and therefore will have no effect on any of the proposals. The initial shareholders of SK Growth, including the Sponsor, Speaker John Boehner, Martin Payne and Michael Noonen (collectively, the “SK Growth Initial Shareholders”), who own 35.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, the presence of all SK Growth Initial Shareholders at the Shareholder Meeting will be able to achieve a quorum. Because both of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so SK Growth does not expect there to be any broker non-votes at the Shareholder Meeting. In the absence of a quorum, the chairman of the Shareholder Meeting has power to adjourn the Shareholder Meeting.

Q:     What is the deadline to propose actions for consideration at the Shareholder Meeting?

A:     Shareholders may present proposals for inclusion in our proxy statement and for consideration at the Shareholder Meeting by submitting their proposals in writing to us in a timely manner. For a shareholder proposal to be considered for inclusion in our proxy statement for this Shareholder Meeting, we must receive the written proposal at our principal executive offices not later than March 5, 2025, which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the Shareholder Meeting. In addition, shareholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals should be submitted to the Company at its office located at 228 Park Avenue S #96693, New York, New York, attention: Richard Chin, Chief Executive Officer.

Q:     What vote is required to approve the proposals presented at the Shareholder Meeting?

A:     The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds of such members of the company as, being entitled to do so, vote in person or by proxy at a general meeting, and includes a unanimous written resolution.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy who are entitled to vote and vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a majority of the members of the company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution.

Q:     How will SK Growth’s directors, officers and the SK Growth Initial Shareholders vote?

A:     SK Growth’s directors, officers and the SK Growth Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and the Trust Amendment Proposal and, if necessary, the Adjournment Proposal.

SK Growth’s directors, officers and the SK Growth Initial Shareholders and their respective affiliates are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, SK Growth’s directors, officers and the SK Growth Initial Shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,240,000 Class B Ordinary Shares, representing 35.0% of SK Growth’s issued and outstanding Ordinary Shares.

Subject to applicable securities laws (including with respect to material nonpublic information), SK Growth and the Sponsor may enter into arrangements with a limited number of public shareholders pursuant to which such shareholders would agree not to redeem their Public Shares in connection with the approval of the Extension Amendment Proposal. The Sponsor may provide such shareholders either Class B Ordinary Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements. The purpose of such transactions would be to increase the likelihood of otherwise limiting the number of Public Shares electing to redeem.

Q:     Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

A:     SK Growth believes shareholders will benefit from SK Growth consummating a Business Combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which SK Growth has to consummate a business combination from March 31, 2025 to June 22, 2025, or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association. SK Growth believes that SK Growth will not be able to complete a Business Combination on or before the Termination Date. If the Extension Amendment is not approved, SK Growth would be forced to liquidate.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by SK Growth’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event that there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to approve the Extension Amendment Proposal and the Trust Amendment Proposal. If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person, virtually or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person, virtually or by proxy, or if you do attend the Shareholder Meeting in person, virtually or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:     Will you seek a further extension to liquidate the Trust Account?

A:     Other than as described in this proxy statement, SK Growth does not currently anticipate seeking a further extension to consummate a Business Combination beyond the Extended Termination Date.

Q:     What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal, SK Growth may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and the Business Combination is not completed on or before the Termination Date, SK Growth will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any and less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of SK Growth’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to SK Growth’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

SK Growth’s officers and directors and SK Growth Initial Shareholders waived their rights to participate in any liquidation distribution with respect to the 5,240,000 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to SK Growth’s warrants, which will expire worthless in the event SK Growth dissolves and liquidates the Trust Account.

Q:     If the Extension Amendment Proposal and Trust Amendment Proposal are approved, what happens next?

A:     If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, SK Growth will continue to attempt to consummate the Business Combination until the Extended Termination Date. SK Growth will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Extended Termination Date unless the Board determines that an earlier liquidation is In the best interests of SK Growth’s shareholders.

If the Extension Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of SK Growth held by SK Growth’s officers, directors, the Sponsor and its affiliates. Unless the Extension Amendment Proposal and the Trust Amendment Proposal are approved, SK Growth will not proceed with the Extension Amendment.

Q:     Where will I be able to find the voting results of the Shareholder Meeting?

A:     We will announce preliminary voting results at the Shareholder Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Shareholder Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Shareholder Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q:     If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:     Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares upon the approval or effectiveness of the Extension Amendment. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of SK Growth on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Extension Amendment can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Stock Market LLC.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. Shareholders may send a later-dated, signed proxy card to SK Growth at 228 Park Avenue S #96693, New York, NY 10003 so that it is received by SK Growth prior to the vote at the Shareholder Meeting (which is scheduled to take place on            , 2025) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to SK Growth’s Chief Financial Officer, which must be received by SK Growth’s Chief Financial Officer prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds of such members of the company as, being entitled to do so, vote in person or by proxy at a general meeting, and includes a unanimous written resolution. Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy who are entitled to vote and vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a majority of the members of the company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution.

Shareholders who attend the Shareholder Meeting, either in person, virtually or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person, virtually or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting. At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and the Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to SK Growth or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the applicable rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, SK Growth does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are an SK Growth shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal and the Trust Amendment Proposal, the Board has determined that the Extension Amendment Proposal and the Trust Amendment Proposal are in the best interest of SK Growth and its shareholders. The Board recommends that SK Growth’s shareholders vote “FOR” each of the Extension Amendment Proposal and the Trust Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of SK Growth and its shareholders and recommends that SK Growth’s shareholders vote “FOR” the Adjournment Proposal.

Q:     What interests do SK Growth’s directors and officers have in the approval of the Extension Amendment Proposal and the Trust Amendment Proposal?

A:     SK Growth’s directors and officers have interests in the Extension Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Certain Interests of SK Growth’s Directors, Officers and Others in the Extension Amendment Proposal” and the section entitled “Proposal No. 2 — The Trust Amendment Proposal — Certain Interests of SK Growth’s Directors, Officers and Others in the Trust Amendment Proposal” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:     No. Neither Cayman Islands law nor the Memorandum and Articles of Association provide for dissenters’ rights or appraisal rights to SK Growth’s shareholders in connection with the Extension Amendment Proposal.

Q:     If I am a Public Warrant (defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:     No. The holders of warrants issued in connection with SK Growth’s initial public offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I exercise my redemption rights?

A:     If the Extension Amendment is approved and you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

(i)     (a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on            , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that SK Growth redeem your Class A Ordinary Shares for cash and (b) deliver your Class A Ordinary Shares to the Transfer Agent (together with any applicable share certificates and redemption forms), either physically or electronically through Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the approval of the Extension Amendment Proposal, holders of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the initially scheduled date of the Shareholder Meeting, including interest earned on the funds held in the Trust Account, divided by the number of then-outstanding Class A Ordinary Shares. As of the Record Date, this would have amounted to approximately $ per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may only be withdrawn with the approval of the Board. If you deliver your shares (along with any applicable share certificates and redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that SK Growth instruct the Transfer Agent to return the shares (and any applicable share certificates) (either physically or electronically through DTC, as required). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. The Board will consider any request to reverse redemptions.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to Shareholder Meeting. No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically through DTC) to the Transfer Agent by 5:00 p.m., Eastern Time, on            , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares are delivered as described above, then, SK Growth will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares, calculated as of two business days prior to the initially scheduled date of the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of the Public Warrants that you may hold.

Q:     What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:     You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:     SK Growth will pay the cost of soliciting proxies for the Shareholder Meeting. SK Growth has engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. SK Growth will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of SK Growth may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: SKGR.info@investor.sodali.com

You also may obtain additional information about SK Growth from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares to the Transfer Agent (together with any applicable share certificates and redemption forms) (either physically or electronically through DTC) at the address below prior to 5:00 p.m., Eastern Time, on            , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

E-mail: proxy@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF SK GROWTH SHAREHOLDERS

This proxy statement is being provided to SK Growth shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of SK Growth shareholders to be held on            , 2025, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about            , 2025 to all shareholders of record of SK Growth as of the Record Date. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on            , 2025 at p.m., Eastern Time, electronically at https://www.cstproxy.com/. For the purposes of the Memorandum and Articles of Association, the physical place of the meeting will be at Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304. However, in order to facilitate access for our shareholders, the Shareholder Meeting will be held in virtual meeting format and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting and vote via live webcast by visiting https://www.cstproxy.com/.

You can pre-register to attend the virtual Shareholder Meeting starting            , 2025 at p.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the internet, you can listen only to the meeting by dialing (or if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, SK Growth shareholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by special resolution, the Memorandum and Articles of Association to extend the date by which SK Growth has to consummate a business combination from March 31, 2025 to June 22, 2025, or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association;

2.      Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if SK Growth has not completed a Business Combination, from March 31, 2025 to June 22, 2025 or such earlier date as the Board may approve. A copy of the proposed Trust Amendment is set forth in Annex A to this proxy statement; and

3.      Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or (ii) the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Trust Amendment Proposal.

Voting Power; Record Date

As a shareholder of SK Growth, you have a right to vote on certain matters affecting SK Growth. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on March    , 2025, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 14,972,960 issued and outstanding Ordinary Shares, of which 9,732,960 Class A Ordinary Shares are held by SK Growth public shareholders and 5,240,000 Class B Ordinary Shares are held by the SK Growth Initial Shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence, in person, virtually or by proxy, of shareholders holding one-third of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not count as votes cast and therefore will have no effect on any of the proposals. The SK Growth Initial Shareholders, who own 35.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, the presence of all SK Growth Initial Shareholders at the Shareholder Meeting will be able to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the proposals voted upon at the Shareholder Meeting.

Under the applicable rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when: (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares; and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that both of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on the proposals to be voted on at the Shareholder Meeting without your instruction.

Because both of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on proposals unless instructed, so SK Growth does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds of such members of the company as, being entitled to do so, vote in person or by proxy at a general meeting, and includes a unanimous written resolution.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy who are entitled to vote and vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a majority of the members of the company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution.

The SK Growth Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the SK Growth Initial Shareholders own 35.0% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

		Number of Additional Public Shares Required to Approve Proposals
Proposals	Approval Proposals	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution(1)	0	4,741,974
Trust Amendment Proposal	50% of votes cast by Ordinary Shares	0	2,246,481
Adjournment Proposal	Ordinary Resolution(2)	0	2,246,481

____________

(1)      Under Cayman law, a special resolution is a resolution passed by a majority of at least two-thirds of such members of the company as, being entitled to do so, vote in person or by proxy at a general meeting, and includes a unanimous written resolution.

(2)      Under Cayman law, an ordinary resolution is a resolution passed by a majority of the members of the company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on the Record Date, you may vote with respect to the proposals in person (which includes attending virtually) at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

If you are a holder of record of the Ordinary Shares, including those shares held as a constituent part of our units, you may vote virtually at the Shareholder Meeting or by submitting a proxy for the Shareholder Meeting.

Whether or not you plan to attend the Shareholder Meeting virtually, SK Growth urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Shareholder Meeting and vote virtually if you have already voted by proxy.

If your shares, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the holder of record, you may not vote your shares virtually at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent.

You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/ and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify SK Growth’s Chief Financial Officer in writing to SK Growth Opportunities Corporation, 228 Park Avenue S #96693, New York, NY 10003, before the Shareholder Meeting that you have revoked your proxy; or

•        you may attend the Shareholder Meeting, revoke your proxy, and vote in person (which includes attending virtually), as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a SK Growth shareholder and have questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing SKGR.info@investor.sodali.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the approval of the Extension Amendment Proposal, shareholders holding Class A Ordinary Shares may demand that SK Growth redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $            per share as of the Record Date), calculated as of two business days prior to the initially scheduled date of the Shareholder Meeting. If a holder properly seeks redemption as described in this section, SK Growth will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares, and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for the Class A Ordinary Shares to be redeemed only if you:

(i)     hold Class A Ordinary Shares;

(ii)    submit a written request to Continental, SK Growth’s transfer agent, in which you: (i) request that SK Growth redeem all or a portion of your Class A Ordinary Shares for cash; and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)   deliver your Class A Ordinary Shares to Continental (together with any applicable share certificates and redemption forms), either physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on            , 2025 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of SK Growth that have not been tendered (either physically or electronically through DTC) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, SK Growth’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically through DTC) to Continental, SK Growth’s transfer agent, prior to 5:00 p.m., Eastern Time, on            , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the initial public offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on the Record Date, was $            per share. The cash held in the Trust Account on such date was approximately $            ($            per Class A Ordinary Share). Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. SK Growth cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises their redemption rights, then such holder will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically through DTC) to SK Growth’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to a particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Dissenters’ Rights or Appraisal Rights

Neither Cayman Islands law nor the Memorandum and Articles of Association provide for dissenters’ rights or appraisal rights for dissenting shareholders in connection with the Extension Amendment Proposal. Accordingly, there are no dissenters’ rights or appraisal rights available to SK Growth’s shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

SK Growth is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. SK Growth has engaged Sodali to assist in the solicitation of proxies for the Shareholder Meeting. SK Growth and its directors, officers and employees may also solicit proxies in person. SK Growth will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

SK Growth will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. SK Growth will pay Sodali a fee of $            plus disbursements, reimburse Sodali for its reasonable out-of-pocket expenses and indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as SK Growth’s proxy solicitor. SK Growth will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to SK Growth shareholders. Directors, officers and employees of SK Growth who solicit proxies will not be paid additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

SK Growth is proposing to amend its Memorandum and Articles of Association to extend the date by which SK Growth has to consummate a business combination to the Extended Termination Date so as to give SK Growth additional time and opportunity to clear regulatory approval and complete the Business Combination.

SK Growth believes that SK Growth will not be able to complete a Business Combination on or before the Termination Date. If the Extension Amendment is not approved, SK Growth would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares, if the Extension Amendment is approved at the Shareholder Meeting.

On the Record Date, the redemption price per share was approximately $            , based on the aggregate amount on deposit in the Trust Account of approximately $            as of the Record Date, divided by the total number of then outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq Stock Market LLC on the Record Date was $            . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising Redemption rights would result in a public shareholder receiving approximately $ [more/less] per share than if the shares were sold in the open market. SK Growth cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. SK Growth believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if SK Growth does not complete a Business Combination on or before the Termination Date.

As previously disclosed in the Form 8-Ks, SK Growth entered into a Business Combination Agreement with Webull and other parties thereto. Based on the ongoing engagement with regulatory authorities, SK Growth anticipates there is a possibility that the Business Combination with Webull will not be completed by the Termination Date.

Reasons for the Extension Amendment Proposal

The Memorandum and Articles of Association provide that SK Growth has until March 31, 2025 to complete a Business Combination. SK Growth and its officers and directors agreed that they would not seek to amend the Memorandum and Articles of Association to allow for a longer period of time to complete a business combination unless SK Growth provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of SK Growth shareholders that the Extension Amendment be obtained so that SK Growth will have additional time and opportunity to clear regulatory approval and complete the Business Combination. As previously disclosed in the Form 8-Ks, SK Growth entered into a Business Combination Agreement with Webull and other parties thereto. Based on the ongoing engagement with regulatory authorities, SK Growth anticipates there is a possibility that the Business Combination with Webull will not be completed on or before March 31, 2025. If the Extension Amendment is not approved, SK Growth would be precluded from completing a Business Combination and would be forced to liquidate.

Subject to applicable securities laws (including with respect to material nonpublic information), SK Growth and the Sponsor may enter into arrangements with a limited number of public shareholders pursuant to which such shareholders would agree not to redeem their Public Shares in connection with the approval of the Extension Amendment Proposal. The Sponsor may provide such shareholders either Class B Ordinary Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements. The purpose of such transactions would be to increase the likelihood of otherwise limiting the number of Public Shares electing to redeem.

The Extension Amendment Proposal is essential to allowing SK Growth additional time and opportunity to clear regulatory approval and complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. Unless the Extension Amendment Proposal is approved, SK Growth will not proceed with the Extension Amendment.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and the Business Combination is not completed on or before the Termination Date, SK Growth will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any and less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of SK Growth’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to SK Growth’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

SK Growth’s officers and directors and the SK Growth Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 5,240,000 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to SK Growth’s warrants, which will expire worthless in the event SK Growth dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, SK Growth shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a business combination until the Extended Termination Date are made. SK Growth will then continue to attempt to consummate a Business Combination until the Extended Termination Date unless the Board, in its sole discretion, determines that an earlier liquidation is in the best interests of SK Growth’s shareholders. SK Growth will remain a reporting company under the Exchange Act and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the extraordinary general meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Termination Date.

Certain Interests of SK Growth’s Directors, Officers and Others in the Extension Amendment Proposal.

When you consider the recommendation of the Board, SK Growth shareholders should be aware that aside from their interests as shareholders, certain members of the Board, officers and the SK Growth Initial Shareholders have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to SK Growth shareholders that they approve the Extension Amendment Proposal. SK Growth shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal. In particular:

•        the Sponsor (and certain of SK Growth’s officers and directors who are members of the Sponsor), have invested in SK Growth an aggregate of $6,817,000, comprised of the $25,000 purchase price for 5,750,000 Class B Ordinary Shares (of which 510,000 were forfeited following the expiration of the underwriters’ over-allotment option in connection with the initial public offering) and the $6,792,000 purchase price for 6,792,000 Private Placement Warrants. Subsequent to the initial purchase of the Class B Ordinary Shares by the Sponsor, the Sponsor transferred an aggregate of 90,000 Class B Ordinary Shares to each of Speaker John Boehner, Martin Payne and Michael Noonen at a nominal purchase price of $0.003 per Class B Ordinary Share prior to the closing of our initial public offering. Assuming a trading price of $            per Class A Ordinary Share and $            per Public Warrant (based upon the respective closing prices of the Class A Ordinary Shares and the Public Warrants on the Nasdaq Stock Market LLC on the Record Date), the 5,240,000 Class B Ordinary Shares and 6,792,000 Private Placement Warrants would have an implied aggregate market value of $            . Even if the trading price of the Class A Ordinary Shares were as low as $1.31 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in SK Growth by the SK Growth Initial Shareholders. As a result, if the Business Combination is completed, the SK Growth Initial Shareholders are likely to be able to make a substantial profit on their investment in SK Growth at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and SK Growth liquidates without completing the Business Combination before March 31, 2025, the SK Growth Initial Shareholders will lose their entire investment in SK Growth;

•        the Sponsor purchased 6,792,000 Private Placement Warrants for $6,792,000, or $1.00 per Private Placement Warrant, in private placements that closed simultaneously with our initial public offering and the partial exercise of the of the underwriters’ over-allotment option. Certain of SK Growth’s officers and directors have a direct or indirect economic interest in such Private Placement Warrants. If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by March 31, 2025, then the proceeds from the sale of the SK Growth Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

On October 30, 2023, the Sponsor loaned $380,000 to SK Growth and SK Growth issued an unsecured promissory note in the total principal amount of up to $380,000 to the Sponsor. On March 1, 2024, the Sponsor loaned another $900,000 to SK Growth and SK Growth issued an unsecured promissory note in the total principal amount of up to $900,000 to the Sponsor. On September 27, 2024, the Sponsor loaned another $440,000 to SK Growth and SK Growth issued an unsecured promissory note in the total principal amount of up to $440,000 to the Sponsor (collectively, the “Working Capital Loans”).

•        the Sponsor will lose its entire investment in SK Growth if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and SK Growth does not complete a business combination by March 31, 2025. If SK Growth does not consummate a business combination by such date, SK Growth would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any and less taxes payable, and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as SK Growth shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining SK Growth shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the 5,240,000 Class B Ordinary Shares held by the SK Growth Initial Shareholders would be worthless because following the redemption of the Public Shares, SK Growth would likely have few, if any, net assets and because the Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to such shares if SK Growth fails to complete a business combination within the required period. Additionally, in such event, the 6,792,000 Private Placement Warrants that the Sponsor paid $6,792,000 to purchase will expire and become worthless; If the Business Combination is not consummated by March 31, 2025, the Sponsor will also forfeit and surrender an aggregate of 3,279,536 of the Class B Ordinary Shares held by it pursuant to the Non-Redemption Agreements and/or the Sponsor Support Agreement, assuming the Webull Class A Ordinary Shares to be issued to the Initial Shareholders are valued at $10.00, and further taking into account the Working Capital Loans extended by the Sponsor to SK Growth and any net fees due, both of which will not be paid, the Sponsor could potentially lose approximately $20.9 million in the aggregate.

•        the Sponsor, SK Growth’s directors and officers have agreed not to redeem any of the Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•        the SK Growth Initial Shareholders and SK Growth’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and SK Growth fails to complete the Business Combination by March 31, 2025;

•        the Sponsor and SK Growth’s officers and directors will lose their entire investment in SK Growth and will not be reimbursed for loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and the Business Combination is not consummated by March 31, 2025. As of the date of this proxy statement, there are loans extended, fees due or outstanding out-of-pocket expenses in the aggregate amount of $1,280,000 for which the Sponsor and SK Growth’s officers and directors are awaiting reimbursement;

•        if the Trust Account is liquidated, including in the event SK Growth is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify SK Growth to ensure that the proceeds in the Trust Account are not reduced below $10.25 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which SK Growth has entered into an acquisition agreement or claims of any third party for services rendered or products sold to SK Growth, but only if such a vendor or target business has not executed a waiver of all rights to seek access to the Trust Account; and

•        the continued indemnification of SK Growth’s existing directors and officers and continued coverage under a directors’ and officers’ liability insurance policy maintained by SK Growth.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, shareholders holding Class A Ordinary Shares may demand that SK Growth redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $ per share as of the Record Date), calculated as of two business days prior to the initially scheduled date of the Shareholder Meeting. If a holder properly seeks redemption as described in this section, SK Growth will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares, and the holder will no longer own these shares following the Shareholder Meeting. Unless the Extension Amendment Proposal is approved, SK Growth will not proceed with the Extension Amendment.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for the Class A Ordinary Shares to be redeemed only if you:

(i)     hold Class A Ordinary Shares;

(ii)    submit a written request to Continental, SK Growth’s transfer agent, in which you: (i) request that SK Growth redeem all or a portion of your Class A Ordinary Shares for cash; and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)   deliver your Class A Ordinary Shares to Continental (together with any applicable share certificates and redemption forms), either physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on            , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of SK Growth that have not been tendered (either physically or electronically through DTC) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, SK Growth’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically through DTC) to Continental (together with any applicable share certificates and redemption forms) prior to 5:00 p.m., Eastern Time, on            , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the initial public offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on the Record Date was $ per share. The cash held in the Trust Account on such date was approximately $ ($ per Class A Ordinary Share). Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. SK Growth cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises their redemption rights, then such holder will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically through DTC) to SK Growth’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds of such members of the company as, being entitled to do so, vote in person or by proxy at a general meeting, and includes a unanimous written resolution. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the SK Growth Initial Shareholders have agreed to vote the Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the SK Growth Initial Shareholders own 35.0% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to approval by the SK Growth Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least 4,741,974 Class A Ordinary Shares held by public shareholders (or approximately 48.7% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional affirmative vote is required from public shareholders holding Class A Ordinary Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)      the first sentence of Article 49.7 of SK Growth’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination before June 22, 2025, or such earlier date as the Board of Directors may approve in accordance with the Articles, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

b)      Article 49.8(a) of SK Growth’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination before June 22, 2025, or such earlier date as the Board of Directors may approve in accordance with the Articles, or such later time as the Members may approve in accordance with the Articles; or”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SK GROWTH SHAREHOLDERS

VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

The Trust Amendment Proposal asks shareholders to approve an amendment to the Trust Agreement with Continental. Without the Trust Amendment, the Company may not be able to implement the Extension Amendment if Continental will be required to liquidate the Trust Account as of the Termination Date.

Reasons for the Trust Amendment Proposal

The Trust Agreement provides that SK Growth has until March 31, 2025 to complete a Business Combination. The Board believes that it is in the best interests of SK Growth shareholders that the Trust Amendment be obtained so that SK Growth will have additional time and opportunity to clear regulatory approval and complete the Business Combination. Without the Trust Amendment, SK Growth believes that SK Growth may not be able to complete a Business Combination, as Continental will be required to liquidate the Trust Account as of the Termination Date. If that were to occur, SK Growth would be precluded from completing a Business Combination and would be forced to liquidate.

If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal and the Extension Amendment Proposal are not approved, and the Business Combination is not completed on or before the Termination Date, SK Growth will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any and less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of SK Growth’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to SK Growth’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

If the Trust Amendment Proposal is Approved

If the Trust Amendment Proposal is approved (and the Extension Amendment Proposal is also approved), SK Growth will enter into the Trust Amendment set forth in Annex A hereto with Continental and procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a business combination until the Extended Termination Date are made.

Certain Interests of SK Growth’s Directors, Officers and Others in the Trust Amendment Proposal

When you consider the recommendation of the Board, SK Growth shareholders should be aware that aside from their interests as shareholders, certain members of the Board, officers and the SK Growth Initial Shareholders have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to SK Growth shareholders that they approve the Trust Amendment Proposal.

Please see “Proposal No. 1 — The Extension Amendment Proposal — Certain Interests of SK Growth’s Directors, Officers and Others in the Extension Amendment Proposal” above when you consider the recommendation of the Board. SK Growth shareholders should take these interests into account in deciding whether to approve the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy who are entitled to vote and vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Trust Amendment Proposal.

As of the date of this proxy statement, the SK Growth Initial Shareholders have agreed to vote the Ordinary Shares owned by them in favor of the Trust Amendment Proposal. As of the date hereof, the SK Growth Initial Shareholders own 35.0% of the issued and outstanding Ordinary Shares and have not purchased any Public shares, but may do so at any time. As a result, in addition to approval by the SK Growth Initial Shareholders, approval of the Trust Amendment Proposal will require the affirmative vote of at least 2,246,481 Class A Ordinary Shares held by public shareholders (or approximately 23.1% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional affirmative vote is required from public shareholders holding Class A Ordinary Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, to amend the Investment Management Trust Agreement, dated June 23, 2022, as amended on September 27, 2024, by and between SK Growth and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to extend the date on which Continental must liquidate the trust account established in connection with SK Growth’s initial public offering if SK Growth has not completed its initial business combination, from March 31, 2025 to June 22, 2025 or such earlier date as the board of directors of SK Growth may approve, or such later time as the shareholders may approve. A copy of the proposed Trust Amendment is set forth in Annex A to the accompanying proxy statement.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SK GROWTH SHAREHOLDERS

VOTE “FOR” THE APPROVAL OF THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by SK Growth’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to approve the Extension Amendment Proposal and the Trust Amendment Proposal. In such events, the Extension Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a majority of the members of the company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the SK Growth Initial Shareholders have agreed to vote the Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the SK Growth Initial Shareholders own 35.0% of the issued and outstanding Ordinary Shares and have not purchased any Public shares, but may do so at any time. As a result, in addition to approval by the SK Growth Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least 2,246,481 Class A Ordinary Shares held by public shareholders (or approximately 23.1% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional affirmative vote is required from public shareholders holding Class A Ordinary Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of SK Growth represented (either in person or by proxy) to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or (ii) the board of directors of SK Growth determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Trust Amendment Proposal.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SK GROWTH SHAREHOLDERS

VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of material U.S. federal income tax considerations for holders of Public Shares that elect to have their shares redeemed for cash. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

•        holders of Class B Ordinary Shares and holders of Private Placement Warrants;

•        financial institutions or financial services entities;

•        broker-dealers;

•        S corporations;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        tax-qualified retirement plans;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents or citizens of the United States;

•        persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•        persons subject to the alternative minimum tax;

•        Redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•        controlled foreign corporations;

•        corporations that accumulate earnings to avoid U.S. federal income tax;

•        “qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the U.S. Internal Revenue Code of 1986 the “Code”) and entities whose interests are held by qualified foreign pension funds;

•        accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•        foreign corporations with respect to which there are one or more United States shareholders within the meaning of U.S. Treasury Regulations Section 1.367(b)-3(b)(1)(ii);

•        passive foreign investment companies or their shareholders; or

•        Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws, including the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings, as in effect on the date hereof, which are subject to change, possibly on a retroactive basis. Any such changes may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, Foreign Account Tax Compliance Act, or state, local or non-U.S. laws. SK Growth has not sought, and SK Growth does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because all units consisting of one Class A Ordinary Share and one half of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, SK Growth is treating each Class A Ordinary Share and one half of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to Redeeming U.S. Holders (as defined below) of Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its Public Shares and is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•        any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the adjusted tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption.

The redemption generally will qualify as a sale of such shares if the redemption either: (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder; (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in SK Growth; or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of SK Growth’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of SK Growth’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50% of the total combined voting power of SK Growth. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either: (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed; or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in SK Growth. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the Public Shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate Redeeming U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming SK Growth is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules”), such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares, discussed above. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes if either: (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income; or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because SK Growth is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, SK Growth believes that it was likely a PFIC for the taxable year ending December 31, 2024 and would likely be considered as a PFIC for its current taxable year, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our Public Shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Public Shares or a timely “mark-to-market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•        any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Public Shares or Public Warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•        any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Public Shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules, the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Public Shares or Public Warrants:

•        the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our Public Shares (but not our Public Warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our Public Shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such Public Warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the Public Warrants. If a Redeeming U.S. Holder that exercises such Public Warrants properly makes a QEF election with respect to the newly acquired Public Shares (or has previously made a QEF election with respect to our Public Shares), the QEF election will apply to the newly acquired Public Shares. However, the adverse tax consequences relating to holding shares of a PFIC discussed above, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired Public Shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the Public Warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the Public Shares acquired upon the exercise of the Public Warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our Public Warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to SK Growth is contingent upon, among other things, the provision by SK Growth of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our Public Shares, and the special tax and interest charge rules do not apply to such Public Shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such Public Shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our Public Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, each Redeeming U.S. Holder of a QEF is currently taxed on their pro rata share of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The adjusted tax basis of a Redeeming U.S. Holder’s Public Shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held Public Shares or Public Warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such Public Shares. In addition, such Redeeming

U.S. Holder will not be subject to the QEF inclusion regime with respect to such Public Shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares, the PFIC rules discussed above will continue to apply to such Public Shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such Public Shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over the adjusted basis in its Public Shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its Public Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the Public Shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

THE APPLICATION OF THE PFIC RULES IS EXTREMELY COMPLEX. U.S. SHAREHOLDERS WHO ARE CONSIDERING PARTICIPATING IN THE REDEMPTION OR SELLING, TRANSFERRING OR OTHERWISE DISPOSING OF THEIR PUBLIC SHARES OR PUBLIC WARRANTS SHOULD CONSULT WITH THEIR TAX ADVISORS CONCERNING THE APPLICATION OF THE PFIC RULES (INCLUDING WHETHER A QEF ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION) IN THEIR PARTICULAR CIRCUMSTANCES.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Redeeming Non-U.S. holders of Public Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Public Shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Backup Withholding

Proceeds from the redemption of our Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on their U.S. federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability so long as the required information is timely furnished to the IRS and other applicable requirements are met.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. WE ONCE AGAIN URGE YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR PUBLIC SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL AND ANY REDEMPTION OF YOUR PUBLIC SHARES, OR OF SELLING, TRANSFERRING OR OTHERWISE DISPOSING OF THEIR PUBLIC SHARES OR PUBLIC WARRANTS.

BUSINESS OF SK GROWTH AND CERTAIN INFORMATION ABOUT SK GROWTH

Unless the context otherwise requires, all references in this section to “SK Growth,” “we,” “our,” or “us” refer to SK Growth Opportunities Corporation.

General

We are a blank check company incorporated on December 8, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We have neither engaged in any operations nor generated any revenue to date. Based on SK Growth’s business activities, SK Growth is a “shell company” as defined under the Exchange Act because it has no operations and nominal assets consisting almost entirely of cash, stock and debt.

Initial Public Offering, Private Placements and Overfunding Loans

On June 28, 2022, we consummated our Initial Public Offering of 20,000,000 units, at $10.00 per unit, generating gross proceeds of $200.0 million, and incurring offering costs of approximately $12.0 million, of which $7.0 million was for deferred underwriting commissions. The underwriter was granted a 45-day option from the date of the final prospectus relating to the initial public offering to purchase up to 3,000,000 additional units to cover over-allotments, if any, at $10.00 per unit. On July 20, 2022, pursuant to the underwriter’s notice of the partial exercise of the over-allotment option, we sold an additional 960,000 units, at $10.00 per unit, generating aggregate additional gross proceeds of $9.6 million. On August 7, 2022, the remaining over-allotment option expired unexercised.

On August 10, 2022, we announced that, effective August 15, 2022, the Class A Ordinary Shares and warrants comprising each issued and outstanding unit will commence trading separately under the ticker symbols “SKGR” and “SKGW,” respectively.

Simultaneously with the closing of the initial public offering, we consummated the private placement of 6,600,000 Private Placement Warrants, at a price of $1.00 per Private Placement Warrant in a private placement to our Sponsor, generating proceeds of $6.6 million. Substantially concurrently with the closing of the partial over-allotment exercise, we completed an additional private placement of 192,000 Private Placement Warrants to our Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds of $192,000.

In addition, upon the consummation of the initial public offering on June 28, 2022, our Sponsor provided us with an overfunding loan in the amount of $5.0 million to deposit in the Trust Account at no interest. In connection with the partial over-allotment exercise on July 20, 2022, our Sponsor provided us with a second overfunding loan in the amount of $240,000 to deposit in the Trust Account.

Upon the closing of the initial public offering and the partial over-allotment exercise, approximately $214.8 million ($10.25 per unit) of net proceeds, including the net proceeds of the initial public offering, the partial over-allotment exercise, the proceeds of the overfunding loans and certain of the proceeds of the Private Placement Warrants, was placed in the Trust Account located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule2a-7promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by us, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account.

Proposed Business Combination

As previously disclosed in the Form 8-Ks, SK Growth entered into a Business Combination Agreement with Webull and other parties thereto. Based on the ongoing engagement with regulatory authorities, SK Growth anticipates there is a possibility that the Business Combination with Webull will not be completed by the Termination Date.

The consummation of the Business Combination is subject to the fulfillment of certain customary conditions, including the approval of our shareholders and Webull’s shareholders, and accordingly, there can be no assurances that we will be able to consummate the Business Combination on the terms contemplated by the Business Combination Agreement.

Without the Extension Amendment (as defined below), SK Growth believes that SK Growth might not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. SK Growth believes that it is in the best interests of SK Growth’s shareholders to continue SK Growth’s existence until June 22, 2025, or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association, in order to allow SK Growth additional time and opportunity to clear regulatory approval and complete the Business Combination and is therefore holding this Shareholder Meeting.

If the Extension Amendment Proposal is approved, SK Growth shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a business combination until the Extended Termination Date are made. SK Growth will then continue to attempt to consummate a Business Combination until the Extended Termination Date unless the Board, in its sole discretion, determines that an earlier liquidation is in the best interests of SK Growth’s shareholders. SK Growth will remain a reporting company under the Exchange Act and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

SK Growth believes that given SK Growth’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that SK Growth is in the best position possible to consummate the Business Combination and that it is in the best interests of SK Growth’s shareholders that SK Growth approves the Extension Amendment Proposal. SK Growth believes the Business Combination will provide significant benefits to its shareholders.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the extraordinary general meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Termination Date.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Ordinary Shares as of February 14, 2025, based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•        each person known by SK Growth to be the beneficial owner of more than 5% of SK Growth’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•        each of SK Growth’s executive officers and directors that beneficially owns Ordinary Shares; and

•        all SK Growth’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 14,972,960 Ordinary Shares issued and outstanding at February 14, 2025, of which 9,732,960 were Class A Ordinary Shares and 5,240,000 were Class B Ordinary Shares. All of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name of Beneficial Owner	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Five Percent Holders
Auxo Capital Managers LLC (the Sponsor)(3)	—	—	5,150,000	98.3%	34.4%
First Trust Merger Arbitrage Fund(4)	318,792	3.3%	—	—	2.1%
First Trust Capital Management L.P.(4)	350,000	3.6%	—	—	2.3%
First Trust Capital Solutions L.P.(4)	350,000	3.6%	—	—	2.3%
FTCS Sub GP LLC(4)	350,000	3.6%	—	—	2.3%
Harraden Circle Investors, LP(5)	1,000,000	10.3%	—	—	6.7%
Wolverine Asset Management, LLC(6)	572,066	5.9%	—	—	3.8%
Meteora Capital, LLC(7)	973,851	10.0%	—	—	6.5%
Vik Mittal(7)	973,851	10.0%	—	—	6.5%
Fort Baker Capital Management LP(8)	970,000	10.0%	—	—	6.5%
Steven Patrick Pigott(8)	970,000	10.0%	—	—	6.5%
Fort Baker Capital, LLC(8)	970,000	10.0%	—	—	6.5%
Mizuho Financial Group, Inc.(9)	719,169	7.4%	—	—	4.8%
Directors and Officers of SK Growth
Richard Chin(3)	—	—	5,150,000	98.3%	34.4%
Derek Jensen(3)	—	—	5,150,000	98.3%	34.4%
Speaker John Boehner	—	—	40,000	*	*
Martin Payne	—	—	25,000	*	*
Michael Noonen	—	—	25,000	*	*
All directors and officers as a group (five individuals)			5,240,000	100%	35.0%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 228 Park Avenue S, #96693, New York, NY 10003.

(2)      Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders thereof.

(3)      The shares reported above are held in the name of our sponsor, Auxo Capital Managers LLC, a Delaware limited liability company with its registered address at 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. Our sponsor is controlled by Richard Chin and Derek Jensen, who have voting and investment discretion in respect of the shares held of record by our sponsor and may be deemed to have shared beneficial ownership of the shares held by our sponsor. Each of Richard Chin and Derek Jensen disclaims beneficial ownership of the shares held by our sponsor, directly or indirectly.

(4)      According to a Schedule 13G filed on February 14, 2024, First Trust Merger Arbitrage Fund (“VARBX”) held 318,792 Class A ordinary shares, First Trust Capital Management L.P. (“FTCM”) held 350,000 Class A ordinary shares, First Trust Capital Solutions L.P. (“FTCS”) held 350,000 Class A ordinary shares, and FTCS Sub GP LLC (“Sub GP”) held 350,000 Class A ordinary shares. The business address of VARBX is 235 West Galena Street, Milwaukee, Wisconsin 53212. The business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, Illinois 60606.

(5)      According to a Schedule 13G filed on September 5, 2024, Harraden Circle Investors, LP, Harraden Circle Special Opportunities, LP, Harraden Circle Investors GP, LP, Harraden Circle Investors GP, LLC, Harraden Circle Investments, LLC and Frederick V. Fortmiller, Jr. held 1,000,000 Class A ordinary shares. The business address is 299 Park Avenue, 21st Floor, New York, NY 10171.

(6)      According to a Schedule 13G filed on October 16, 2024, Wolverine Asset Management, LLC, Wolverine Holdings, L.P., Wolverine Trading Partners, Inc., Christopher L. Gust and Robert R. Bellick held 572,066 Class A ordinary shares. The business address is c/o Wolverine Asset Management, LLC, 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604.

(7)      According to a Schedule 13G filed on February 7, 2025, Meteora Capital, LLC and Vik Mittal held 973,851 Class A ordinary shares. The business address is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

(8)      According to a Schedule 13G filed on November 14, 2024, Fort Baker Capital Management LP, Steven Patrick Pigott and Fort Baker Capital, LLC held 970,000 Class A ordinary shares. The business address is 700 Larkspur Landing Circle, Suite 275 Larkspur, CA 94939.

(9)      According to a Schedule 13G filed on February 13, 2025, Mizuho Financial Group, Inc. held 719,169 Class A ordinary shares. The business address is 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we anticipate that we will hold another extraordinary general meeting before the Extended Termination Date to consider and vote upon approval of the Business Combination Agreement and the Business Combination. Accordingly, if we consummate the Business Combination, SK Growth’s next annual general meeting will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal or the Trust Amendment Proposal are not approved, or if they are approved but we do not consummate a business combination before the Extended Termination Date, SK Growth will dissolve and liquidate. Accordingly, there will be no annual general meeting in 2025.

HOUSEHOLDING INFORMATION

Unless SK Growth has received contrary instructions, SK Growth may send a single copy of this proxy statement to any household at which two or more shareholders reside if SK Growth believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce SK Growth’s expenses. However, if shareholders prefer to receive multiple sets of SK Growth’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of SK Growth’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at SK Growth Opportunities Corporation, 228 Park Avenue S #96693, New York, NY 10003, to inform us of their request; or if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

SK Growth files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on SK Growth at the SEC website, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of SK Growth upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact SK Growth in writing at SK Growth Opportunities Corporation, 228 Park Avenue S #96693, New York, NY 10003 or by telephone at (917) 599-1622.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Sodali, the proxy solicitor for SK Growth, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing SKGR.info@investor.sodali.com. You will not be charged for the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than            , 2025.

ANNEX A

PROPOSED AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of [•] 2025, is made by and between SK Growth Opportunities Corporation, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement, dated as of June 23, 2022, which was amended on December 27, 2023 and September 27, 2024 (as may be further amended from time to time, the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and in the case of Exhibit B, less up to $100,000 of interest to pay dissolution expenses) only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) upon the date which is the later of (1) March 31, 2025, or such earlier date as the Board may approve and (2) such later date upon an Extension effectuated pursuant to the terms hereof if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached to the Trust Agreement as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses) shall be distributed to the Public Shareholders of record as of such date;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be modified, amended or deleted with the affirmative vote of holders of fifty percent (50%) of the votes cast of the then outstanding Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class; and

WHEREAS, pursuant to an extraordinary general meeting of the shareholders of the Company held on the date hereof, fifty percent (50%) of the votes cast of the then outstanding Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class, voted affirmatively to approve this Amendment Agreement;

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

2. Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Underwriter, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and, in the case of Exhibit B, less up to $100,000 of interest income to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) June 22, 2025, or such earlier date as the Board may approve and (2) such later date upon an Extension effectuated pursuant to the terms hereof if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set

Annex A-1

forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date”

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4. References. All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof” and terms of similar import shall in all instances continue to refer to June 23, 2022.

5. Governing Law and Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

7. Other Miscellaneous Terms. The provisions of Sections 6(e) and 6(i) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

Annex A-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name: Francis Wolf
Title: Vice President
SK GROWTH OPPORTUNITIES CORPORATION
By:
Name: Richard Chin
Title: Chief Executive Officer

Annex A-3

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail SK GROWTH OPPORTUNITIES CORPORATION Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on Xxxxxx XX, 2025. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend: https://www.cstproxy.com/ xxxxxxxxx/ext2025 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Please mark your votes like this Proposal No. 1 — The Extension Amendment Proposal — RESOLVED, as a special resolution that: the first sentence of Article 49.7 of SK Growth’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7: “In the event that the Company does not consummate a Business Combination before June 22, 2025, or such earlier date as the Board of Directors may approve in accordance with the Articles, or such later time as the Members may approve in accordance with the Articles, the Company shall:” b) Article 49.8(a) of SK Growth’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a): “to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination before June 22, 2025, or such earlier date as the Board of Directors may approve in accordance with the Articles, or such later time as the Members may approve in accordance with the Articles; or” Proposal No. 2 — The Trust Amendment Proposal — RESOLVED, to amend the Investment Management Trust Agreement, dated June 23, 2022, as amended on September 27, 2024, by and between SK Growth and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to extend the date on which Continental must liquidate the trust account established in connection with SK Growth’s initial public offering if SK Growth has not completed its initial business combination, from March 31, 2025 to June 22, 2025 or such earlier date as the board of directors of SK Growth may approve, or such later time as the shareholders may approve. A copy of the proposed Trust Amendment is set forth in Annex A to the accompanying proxy statement. Proposal No. 3 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of SK Growth represented (either in person or by proxy) to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or (ii) the board of directors of SK Growth determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Trust Amendment Proposal. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date, 2025 Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

2025 SK Growth Opportunities Corporation 228 Park Avenue S #96693 New York, NY 10003 EXTRAORDINARY GENERAL MEETING OF SK GROWTH OPPORTUNITIES CORPORATION YOUR VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on Xxxxxx XX, 2025 This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/xxxxxxxxx/ext2025 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED SK GROWTH OPPORTUNITIES CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON Xxxxxx XX, 2025. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated , 2025, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of SK Growth Opportunities Corporation (“SK Growth”) to be held at XX:XX p.m. Eastern Time on Xxxxxx XX, 2025, at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, and via a virtual meeting, and hereby appoints Richard Chin and Derek Jensen, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of SK Growth registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. (Continued and to be marked, dated and signed on reverse side)